UNLIMITED GUARANTY THIS UNLIMITED GUARANTY dated as of November 18, 2021 (this “Guaranty”) is given by the undersigned (collectively, “Guarantor”) in consideration of credit and/or other financial accommodations, which have been or which may from time to time be extended to BRT Apartments Corp., a Maryland corporation (together with its successors and assigns, the “Borrower”) by Lender (as defined in the hereinafter defined Loan Agreement) pursuant to that certain Amended and Restated Loan Agreement (as the same may be further modified, amended, supplemented, restated or replaced from time to time, the “Loan Agreement”) dated as of the date hereof by and between Borrower and VNB New York, LLC (“Lender”). RECITALS WHEREAS: A. Borrower has requested that Lender make Revolving Credit Loans (as defined in the Loan Agreement) to Borrower (the “Loan”); and B. The Loan Agreement requires that the Guarantors (as defined in the Loan Agreement) of Borrower execute this Guaranty pursuant to Sections 3.01 and 5.01 of the Loan Agreement. NOW, THEREFORE, in order to induce Lender to make the Loan to Borrower, and in consideration thereof, Guarantor agrees as follows: 1. All capitalized terms used, but not otherwise defined, in this Guaranty shall have the meanings assigned to them in the Loan Agreement. 2. Guarantor absolutely and unconditionally guarantees to Lender the payment when due, whether at stated maturity, by acceleration or otherwise, of any and all Obligations of Borrower to Lender (notwithstanding the fact that from time to time there may be no Obligations outstanding), together with all interest thereon and all attorney’s fees, disbursements and expenses and all other costs and expenses of collection incurred by Lender in connection with any of such Obligations. This Guaranty is a continuing one and all Obligations to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created, contracted or incurred in reliance hereon. 3. Guarantor hereby waives any and all of the following: notice of acceptance of this Guaranty; notice of the creation, extension, renewal, modification, accrual, increase or decrease of any of the Obligations of Borrower to which this Guaranty applies; presentment, demand for payment, protest, notice of dishonor or nonpayment of any of such Obligations; the right to require suit against Borrower, any other guarantor, or any other party liable on the Obligations before enforcing this Guaranty; any right of subrogation to Lender rights against Borrower; any right to have security or collateral applied to the Obligations of Borrower before enforcing this Guaranty; any and all rights and remedies accorded by applicable law to guarantors; any and all defenses accorded by applicable law to guarantors; and any and all other notices to any party liable on or guaranteeing the Obligations, including Guarantor. 4. Lender may at any time and from time to time (whether or not after revocation or termination of this Guaranty) without the consent of, or notice to, Guarantor, without incurring responsibility to Guarantor, without impairing or releasing the liabilities of Guarantor hereunder, upon or without any terms or conditions and in whole or in part: (1) renew, extend, modify, change, substitute, restructure, amend, replace, or alter any of the Obligations of Borrower to Lender, including, without limitation, increase or decrease any installment payment; (2) extend or change the time of payment of any Exhibit 10.2

2 Obligations of Borrower to Lender; (3) increase or decrease the amount of the interest rate(s) charged to Borrower; (4) change or modify the place, manner, or terms of payment of any Obligations; (5) change or modify any of the terms or conditions of the Obligations or any of the documents executed in connection with the Obligations; (6) apply any amounts or sums by whomsoever paid or however realized, or for the account of Borrower to any of the Obligations of Borrower to Lender, regardless of which of the Obligations such sums or amounts were intended to be applied or regardless of what Obligations of Borrower to Lender remain unpaid; (7) release any one or more of Guarantor or any other guarantor or other party liable upon or for the Obligations hereby guaranteed, and such release(s) shall not affect the liability hereunder of any of Guarantor or any other guarantor or party not so released; (8) release, partially release, exchange, surrender, liquidate, forfeit, realize upon, or otherwise deal with in any manner and in any order any property, collateral, security, or assets at any time pledged to secure or securing the Obligations of Borrower to Lender or any liabilities incurred directly or indirectly hereunder or any setoffs against any of such Obligation(s) or liabilities, including subordinating the security interest(s) of Lender in any of the collateral or security; (9) settle or compromise any Obligation hereby guaranteed or liability hereby incurred; (10) add or release the primary or secondary liability of guarantors or other parties or any of them; (11) subordinate the payment of all or any part of any of the Obligations of Borrower to Lender to the payment of any other liabilities which may be due Lender or others; (12) exercise or refrain from exercising any rights or remedies against Borrower or others, including Guarantor or any security, or otherwise act or refrain from acting. 5. No failure by Lender to file, record or otherwise perfect any lien or security interest, nor any improper filing or recording, nor any failure by Lender to insure or protect any security nor any other impairment of, or any other dealing (or failure to deal) with, any security by Lender, shall impair or release the liabilities of Guarantor hereunder. 6. No invalidity, irregularity or unenforceability of this Guaranty, of all or any part of the Obligations hereby guaranteed (or any agreement or instrument relating thereto) or of any security therefor, nor any circumstances which might constitute a defense available to a guarantor in respect of a guaranty, shall affect, impair or be a defense to this Guaranty, and this Guaranty is an absolute and unconditional primary obligation of Guarantor. Guarantor hereby waives all errors and omissions in connection with Lender’s administration of the Obligations of Borrower and any other act or omission of the Lender (except acts or omissions in bad faith) that changes the scope of Guarantor’s risk. 7. This Guaranty of payment is absolute and unconditional, and shall remain fully enforceable irrespective of any defense, offset, claim, abatement or counterclaim that Guarantor or Borrower may assert against Lender or the Lenders with respect to the Obligations hereby guaranteed or otherwise, including, but not limited to, failure of consideration, fraudulent inducement, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction, and usury, and irrespective of the validity, legality, binding effect or enforceability of the terms of any agreement or instrument relating to the Obligations of Borrower. 8. Lender shall not be required to enforce any remedies against Borrower or any other party liable to Lender on account of the guaranteed Obligations as a condition of payment or performance of this Guaranty by Guarantor, nor is Lender required to seek to enforce or resort to any remedies with respect to any security pledged to Lender by Borrower or any other party. 9. Guarantor may, by written notice of revocation given to, received and duly acknowledged by an officer of Lender, withdraw only from liability for additional Obligations of Borrower accepted by or incurred to Lender after the time Lender receives such notice. For purposes hereof “duly acknowledged” shall mean that Guarantor has received a written acknowledgement specifically recognizing said revocation from an officer of Lender. The liabilities of Guarantor to Lender shall not be

3 affected by any revocation and shall continue in full force and effect until such time as all Obligations existing or incurred as of the time of Lender’s receipt and acknowledgement of such notice, and any and all renewals or extensions thereof, are fully paid. After any such revocation by Guarantor, Lender may exercise any rights granted herein without releasing Guarantor from any of its liabilities whatsoever. 10. Guarantor does hereby grant to Lender a continuing lien upon and security interest in all property of Guarantor as collateral security for the liabilities of Guarantor under this Guaranty. The term “property of Guarantor” shall include all property of every description, now or hereafter in the possession, custody or control of or in transit to Lender for any purpose, including safekeeping, collection or pledge, for account of Guarantor, or as to which Guarantor may have any right or power. The balance of every account of Guarantor with, and each claim of Guarantor against, Lender existing from time to time, shall be subject to a lien and subject to be set off against any and all liabilities of Guarantor, and Lender and Lenders may at any time, or from time to time, at their option and without notice, appropriate and apply toward the payment of any of the liabilities of Guarantor the balance of each such account of Guarantor with, and each such claim of Guarantor against, Lender. The term “property of Guarantor” shall also include any and all book-entry or uncertificated U.S. Treasury bills and other book-entry or uncertificated securities purchased on behalf of Guarantor and maintained in an account at and Lender or otherwise under the control of any Lender. Guarantor authorizes Lender to serve as its bailee and agent with respect to the aforementioned book-entry U.S. Treasury bills and other book-entry securities and to take such action and to execute and deliver such documents on behalf of Guarantor as the Lender deems necessary or desirable in order to perfect the Lender’s security interest therein. Guarantor hereby gives notice to Lender, in Lender’s capacity as bailee and agent, of Lender’s security interest in the aforementioned book-entry U.S. Treasury bills and other book-entry securities. Lender may at any time and from time to time, without notice, transfer into its own name or that of its nominee any of the property of Guarantor. 11. Upon the happening of any of the following events, and at any time thereafter, Lender may, without notice to Borrower or Guarantor, make the Obligations of Borrower to Lender, whether or not then due, immediately due and payable hereunder as to Guarantor, and Lender shall be entitled to enforce the liabilities of Guarantor hereunder: (i) if any representation or warranty of Guarantor in this Guaranty or in any other writing or statement furnished to Lender at any time shall prove to be false, incorrect or misleading; (ii) if Guarantor shall default in the performance or observance of any agreement or covenant in this Guaranty or any other agreement or instrument entered into or made with Lender; (iii) upon the death, or insolvency of Borrower or Guarantor; (iv) upon the failure of Guarantor to deposit such collateral as may be demanded by Lender in accordance with the terms hereof; (v) upon the suspension of the business of Borrower or Guarantor; (vi) upon the issuance of any order or warrant of attachment against any of the property of Borrower or Guarantor; (vii) the entry of any judgment against Borrower or Guarantor; (viii) if Borrower or Guarantor shall make an assignment for the benefit of creditors; (ix) if a trustee or receiver shall be appointed for Borrower or Guarantor or for any property of either of them; (x) if any proceeding shall be commenced by or against Borrower or Guarantor under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, moratorium, receivership, liquidation or dissolution, law or statute; (xi) if Borrower or any of Borrower’s officers, directors or employees or Guarantor shall be indicted for or become a defendant in any criminal proceeding relating to racketeering activity, or any other offense a potential penalty for which is forfeiture of any or all of the assets of Borrower or of Guarantor to any Federal or state government or any agency or instrumentality thereof; (xii) upon the failure of Borrower or Guarantor to furnish Lender with any financial information requested by Lender; (xiii) Guarantor or any other guarantor of the Obligations shall revoke its guaranty to Lender; or (xiv) the condition or affairs (financial, business or otherwise) of Borrower or Guarantor shall, in the sole opinion of Lender, so change as shall impair Lender’s security or increase Lender’s risk with respect to the Obligations of Borrower or with respect to the liabilities of Guarantor hereunder.

4 12. Upon nonpayment when due of any of the liabilities of Guarantor hereunder, the Lender may, without notice to Guarantor, make all other liabilities of Guarantor and Obligations of Borrower to Lender, howsoever arising and whether or not then due, immediately due and payable. 13. Upon nonpayment when due of any of the Obligations of Borrower or of any of the liabilities of Guarantor to Lender, Lender may immediately or at any time or times thereafter without demand or notice to Borrower or Guarantor and without advertisement, all of which are hereby expressly waived, sell, resell, assign and deliver all or part of the property of Guarantor at any Brokers’ Board or Exchange, or at public or private sale, for cash, upon credit or for future delivery, and in connection therewith may grant options. Upon each such sale Lender may purchase the whole or any part of such property, free from any right of redemption, which is hereby waived and released. 14. Guarantor agrees to pay any and all expenses of every kind incurred in enforcing any of Lender’s rights under this Guaranty, including but not limited to costs of collection, storage, sale or delivery, including reasonable attorneys’ fees, and after deducting such costs and expenses from the proceeds of sale or collection, Lender may apply any residue to pay any liabilities of Guarantor, who shall continue to be liable for any deficiency, with interest. 15. If any payment received by Lender in respect of the Obligations of Borrower is subsequently recovered from or repaid by Lender as the result of any bankruptcy, dissolution, reorganization, arrangement or liquidation proceeding or proceedings similar thereto, or because such payment is or may be avoided, invalidated, declared fraudulent, set aside or determined to be void or voidable as a preferential transfer, fraudulent conveyance, impermissible setoff or a diversion of trust funds, or for any other reason, by reason of any judgment decree or order of any court or administrative body having jurisdiction over Lender or any of their respective property, then and in such event this Guaranty shall continue to be effective and Guarantor shall be and remain liable to Lender hereunder for the amount so repaid or recovered to the same extent as if such payment had not been received by the Lender. The provisions of this paragraph shall survive the termination of this Guaranty and any satisfaction and discharge of Borrower by virtue of any payment or court order or any state or federal law. 16. No delay on the part of Lender in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this Guaranty, shall be deemed to be made or accepted by Lender unless the same shall be in writing, duly signed on behalf of Lender, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Lender or the liabilities of Guarantor to Lender in any other respect at any other time. 17. This Guaranty may be enforced by and the benefits shall inure to Lender, its successors, and assigns, and also by any person or party to whom all or any portion of the Obligations may be transferred or sold, provided however, that in the event of any such sale or transfer of any portion of the Obligations, Lender shall have the right and power to enforce this Guaranty as to the remainder of the Obligations retained and owned by it. 18. Guarantor consents to the assignment of all or any portion of the rights of Lender hereunder in connection with any assignment of the rights of Lender under any loan documents evidencing or securing the Obligations without notice to Guarantor. 19. Guarantor warrants to Lender that he has adequate means to obtain from Borrower on a continuing basis (or waives his rights to receive) information concerning the financial condition of Borrower and that he is not relying on Lender or Lenders to provide such information either now or in the future.

5 20. Guarantor hereby confirm that a copy of this Guaranty has been received and reviewed and Guarantor has had an opportunity to ask Lender any questions with respect hereto. 21. This writing is intended by the parties as a final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of this Guaranty. No oral representation or agreement by Lender or any course of dealing, course of performance, or trade usage, and no parole evidence of any nature, shall be used to supplement or modify any terms hereof, nor are there any conditions to the full effectiveness of this Guaranty. The terms of this Guaranty may only be waived or modified by a writing signed by all of Guarantor and Lender. 22. Guarantor, if more than one, shall be jointly and severally liable hereunder, and the term “undersigned” wherever used herein shall mean Guarantor or any one or more of them. Any one signing this Guaranty shall be bound hereby, whether or not any one else signs this Guaranty at any time. 23. This Guaranty shall not terminate, supersede, cancel, diminish or modify any prior guaranty or guaranties given by Guarantor to Lender with respect to Obligations of Borrower, unless expressly provided herein. All Obligations guaranteed by Guarantor and all rights of Lender herein and under such prior guaranty or guaranties, are cumulative and Lender may exercise its rights singly or concurrently. 24. Guarantor hereby authorizes Lender and agrees that Lender may from time to time (i) request and share credit information concerning Guarantor, and (ii) obtain consumer (credit) reports on Guarantor. Upon the request of Guarantor, Lender will inform Guarantor if such a report has been obtained and will give Guarantor the name and address of the agency furnishing the report. 25. If, and only if a proceeding is commenced by or against Guarantor pursuant to which Guarantor seeks to obtain the reorganization or liquidation benefits of any Insolvency Law (as defined hereinbelow), the liability of Guarantor under this Guaranty as of any date shall be limited to a maximum aggregate amount (the “Maximum Guaranteed Amount”) equal to the greatest amount that would not render Guarantor’s obligations under this Guaranty subject to avoidance, discharge or reduction as of such date as a fraudulent transfer or conveyance under applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws (collectively, “Insolvency Laws”), in each instance after giving effect to all other liabilities of such undersigned, contingent or otherwise, that are relevant under applicable Insolvency Laws (specifically excluding, however, any liabilities of such undersigned in respect of intercompany indebtedness to Borrower or any of its affiliates to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such undersigned hereunder, and after giving effect as assets to the value (as determined under applicable Insolvency Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such undersigned pursuant to (y) applicable law or (z) any agreement providing for an equitable allocation among such undersigned and other affiliates of Borrower of obligations arising under guaranties by such parties). This Guaranty is a guaranty of payment as a primary obligor, and not a guaranty of collection. Guarantor hereby acknowledges and agrees that the Obligations, at any time and from time to time, may exceed the Maximum Guaranteed Amount of Guarantor, and upon the occurrence of such an event shall not be deemed to discharge, limit or otherwise affect the obligations of Guarantor hereunder or the rights, powers and remedies of Lender hereunder or under any other loan document executed in connection herewith. 26. With respect to the definition of “Guarantor”, except where the context otherwise provides, (i) any representations contained herein of Guarantor shall be applicable to all Guarantors, but

6 each Guarantor shall only represent as to itself, (ii) the occurrence of any Event of Default with respect to any Guarantor shall be deemed to be an Event of Default hereunder and (iii) unless expressly stated to the contrary in any Loan Document, the obligations of all Guarantors to Lender shall be joint and several and shall be deemed to be the obligations of all Guarantors, or any obligations of any one of them. 27. THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF LENDER AND OF GUARANTOR HEREUNDER SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICT OF LAWS. This Guaranty is binding upon Guarantor, his, hers, their and/or its heirs, executors, administrators, legal representatives, successors and assigns, and shall inure to the benefit of Lender, its successors and assigns. Guarantor hereby irrevocably submits to the jurisdiction and venue of any New York State or Federal Court located in New York City over any action or proceeding arising out of any dispute between Guarantor and Lender, and Guarantor further irrevocably consents to the service of any process in any such action or proceeding by the mailing by first-class of a copy of such process to Guarantor at the address set forth below or to the last known address of Guarantor in the records of Lender. 28. IN ORDER TO INDUCE LENDER TO ACCEPT THIS GUARANTY, GUARANTOR HEREBY UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES ANY AND ALL RIGHTS OF SUBROGATION, REIMBURSEMENT, INDEMNITY, EXONERATION, CONTRIBUTION OR ANY OTHER CLAIMS (INCLUDING WITHOUT LIMITATION, ANY AND ALL CLAIMS AS DEFINED IN SECTION 101(4) OF TITLE 11, UNITED STATES CODE) WHICH GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST BORROWER OR AGAINST OR WITH RESPECT TO BORROWER’S PROPERTY (INCLUDING, WITHOUT LIMITATION, ANY PROPERTY COLLATERALIZING THE OBLIGATIONS OF BORROWER OR ANY RIGHT OF OFFSET HELD BY LENDER FOR THE PAYMENT OF THE OBLIGATIONS OF BORROWER), ARISING FROM THE EXISTENCE OR PERFORMANCE OF THIS GUARANTY, OR OTHERWISE, AND GUARANTOR SHALL NOT SEEK ANY REIMBURSEMENT FROM BORROWER IN RESPECT OF PAYMENTS MADE BY GUARANTOR HEREUNDER (WHETHER PURSUANT TO RIGHTS OF SUBROGATION OR OTHERWISE). GUARANTOR HEREBY FURTHER UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES ANY AND ALL RIGHTS OF SUBROGATION, REIMBURSEMENT, INDEMNITY, EXONERATION, CONTRIBUTION OR ANY OTHER CLAIMS WHICH GUARANTOR MAY NOW OR HEREAFTER HAVE AGAINST ANY OTHER PERSON OR ENTITY DIRECTLY OR CONTINGENTLY LIABLE FOR THE OBLIGATIONS OF BORROWER UNTIL SUCH TIME AS ALL OBLIGATIONS OF BORROWER HAVE BEEN PAID AND PERFORMED IN FULL. 29. GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY AND ANY RIGHT TO OBJECT TO INCONVENIENT FORUM OR IMPROPER VENUE IN NEW YORK CITY IN RESPECT OF ANY LITIGATION ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY, OR THE TRANSACTIONS CONTEMPLATED HEREIN. GUARANTOR HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER NOR LENDER’S COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT LENDER WOULD NOT, IN THE EVENT OF SUCH LITIGATION, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL. GUARANTOR ALSO ACKNOWLEDGES THAT LENDER HAS BEEN INDUCED TO ACCEPT THIS GUARANTY BY, AMONG OTHER THINGS, THE FOREGOING WAIVER OF TRIAL BY JURY. GUARANTOR WAIVES THE RIGHT TO INTERPOSE ANY COUNTERCLAIM OR OFFSET OF ANY NATURE IN ANY SUCH LITIGATION.

7 30. In an action commenced in the Commercial Division, New York State Supreme Court, the parties hereby agree, subject to the requirements for a case to be heard in the Commercial Division, to apply, at Lender’s election, the Court’s accelerated adjudication procedures set forth in Rule 9 of the Rules of Practice for the Commercial Division, in connection with any dispute, claim or controversy arising out of or relating to this Assignment, or the breach, termination, enforcement or validity thereof. [SIGNATURE PAGE TO FOLLOW]

(Signature Page to Unlimited Guaranty) IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Guaranty and it is effective as of the date set forth above. GUARANTOR AVONDALE 212, LLC, a Delaware limited liability company By: TRB Avondale LLC, a Delaware limited liability company, its sole member By: TRB Holdings LLC, a Delaware limited liability company, its sole member By: BRT Apartments Corp., a Maryland Corporation, its sole member By:_______________________________ Print Name: Print Title: WOODLANDS 236 LLC, a Delaware limited liability company By: TRB Woodlands LLC, a Delaware limited liability company, its sole member By: TRB Holdings LLC, a Delaware limited liability company, its sole member By: BRT Apartments Corp., a Maryland Corporation, its sole member By:_______________________________ Print Name: Print Title: TRB AVONDALE LLC, a Delaware limited liability company By: TRB Holdings LLC, a Delaware limited liability company, its sole member By: BRT Apartments Corp., a Maryland Corporation, its sole member By:_______________________________ Print Name: Print Title: [SIGNATURES CONTINUE ON FOLLOWING PAGE]

(Signature Page to Unlimited Guaranty) TRB WOODLANDS LLC, a Delaware limited liability company By: TRB Holdings LLC, a Delaware limited liability company, its sole member By: BRT Apartments Corp., a Maryland Corporation, its sole member By:_______________________________ Print Name: Print Title: TRB HOLDINGS LLC, a Delaware limited liability company By: BRT Apartments Corp., a Maryland Corporation, its sole member By:_______________________________ Print Name: Print Title: COUNTY OF NEW YORK, STATE OF NEW YORK. On the ____ day of _________ in the year 20__ before me, the undersigned, a Notary Public in and for said State, personally appeared _________________, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument. ______________________________ Notary Public